                                                                    Exhibit 10.9
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                     SECOND AMENDED AND RESTATED GUARANTY
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     SECOND AMENDED AND RESTATED GUARANTY, dated as of June 29, 2001, by AMERIKING, INC., a Delaware corporation (the "Guarantor") in favor of (a) FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), a national banking association, as agent (hereinafter, in such capacity, the "Agent") for itself and other lending institutions (hereinafter, collectively, the "Banks") which are or may become parties to the Credit Agreement (as hereinafter defined) and (b) each of the Banks.

     WHEREAS, the Borrower, the Guarantor, the Agent and the Banks entered into a Fourth Amended and Restated Revolving Credit Agreement dated as of December 24, 1998 (as amended and in effect from time to time, the "Revolver Credit Agreement") and to provide certain additional financing in connection with the acquisition of Burger King Restaurants pursuant to an Acquisition Revolving Credit Agreement dated as of December 24, 1998 (as amended and in effect from time to time, the "Acquisition Credit Agreement" and collectively with the Revolver Credit Agreement, the "Existing Credit Agreements").

     WHEREAS, the parties to the Existing Credit Agreements and National Restaurant Enterprises Holdings, Inc. ("Holdings") agreed to consolidate, amend and restate the Existing Credit Agreements in their entirety by entering into a Consolidated, Amended and Restated Revolving Credit Agreement dated as of the date hereof by and among the Borrower, the Guarantor, Holdings, the Banks and the Agent (as amended and in effect from time to time, the "Credit Agreement"); and

     WHEREAS, the Borrower and the Guarantor are members of a group of related corporations, the success of any one of which is dependent in part on the success of the other members of such group; and

     WHEREAS, in connection with the Existing Credit Agreements, the Guarantor executed and delivered to the Agent an Amended and Restated Guaranty dated as of December 24, 1998 (as amended, the "Amended and Restated Guaranty") in favor of the Agent and the Banks; and

     WHEREAS, Guarantor is expected to receive substantial direct and indirect benefits from the making of loans and other extensions of credit to the Borrower by the Banks pursuant to the Credit Agreement (which benefits are hereby acknowledged); and

     WHEREAS, it is a condition precedent to the Agent and Banks entering into the Credit Agreement and making loans or otherwise extending credit to the Borrower under the Credit Agreement, that the Guarantor execute and deliver to the Agent, for the benefit of the Banks and the Agent, a guaranty in substantially the form hereof; and

     WHEREAS, each of the Guarantor and the Borrower wishes to amend and restate in its entirety the Amended and Restated Guaranty for the benefit of the Agent and the Banks as herein provided in order to guaranty the Borrower's Obligations to the Banks and Agent under or in respect of the Credit Agreement as herein provided;

     NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Definitions. All capitalized terms used herein without definition shall
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have the respective meanings provided therefor in the Credit Agreement.

     2.  Guaranty of Payment and Performance. The Guarantor hereby guarantees to
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the Banks and the Agent the full and punctual payment when due (whether at stated maturity, by required prepayment, by acceleration or otherwise), as well as the performance, of all of the Obligations including all such which would become due but for the operation of the automatic stay pursuant to (S)362(a) of the Federal Bankruptcy Code and the operation of (S)(S)502(b) and 506(b) of the Federal Bankruptcy Code. This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of all of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Agent or any Bank first attempt to collect any of the Obligations from the Borrower or resort to any collateral security or other means of obtaining payment. Should the Borrower default in the payment or performance of any of the Obligations, the obligations of the Guarantor hereunder with respect to such Obligations in default shall, upon demand by the Agent, become immediately due and payable to the Agent, for the benefit of the Banks and the Agent, without demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by the Agent on any number of occasions. All payments by the Guarantor hereunder shall be made to the Agent, in the manner and at the place of payment specified therefor in the Credit Agreement, for the account of the Banks and the Agent and shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Guarantor is compelled by law to make such deduction or withholding.

     3.  Guarantor's Agreement to Pay Enforcement Costs, etc. The Guarantor
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further agrees, as the principal obligor and not as a guarantor only, to pay to the Agent, on demand, all costs and expenses (including court costs and legal expenses) incurred or expended by the Agent or any Bank in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this (S)3 from the time when such amounts become due until payment, whether before or after judgment, at the rate of interest for overdue principal set forth in the Credit Agreement, provided that if such
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interest exceeds
the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

     4.  Waivers by Guarantor; Agent's and Banks' Freedom to Act. The Guarantor
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agrees that the Obligations will be paid and performed strictly in accordance with their respective terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or any Bank with respect thereto. The Guarantor waives promptness, diligences, presentment, demand, protest, notice of acceptance, notice of any Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Borrower or any other entity or other person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally. Without limiting the generality of the foregoing, the Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (a) the failure of the Agent or any Bank to assert any claim or demand or to enforce any right or remedy against the Borrower or any other entity or other person primarily or secondarily liable with respect to any of the Obligations; (b) any extensions, compromise, refinancing, consolidation or renewals of any Obligation; (c) any change in the time, place or manner of payment of any of the Obligations or any rescissions, waivers, compromise, refinancing, consolidation or other amendments or modifications of any of the terms or provisions of the Credit Agreement, the Revolving Credit Notes, the other Revolver Loan Documents, or any other agreement evidencing, securing or otherwise executed in connection with any of the Obligations, (d) the addition, substitution or release of any entity or other person primarily or secondarily liable for any Obligation; (e) the adequacy of any rights which the Agent or any Bank may have against any collateral security or other means of obtaining repayment of any of the Obligations; (f) the impairment of any collateral securing any of the Obligations, including without limitation the failure to perfect or preserve any rights which the Agent or any Bank might have in such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security; or (g) any other act or omission which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a release or discharge of the Guarantor, all of which may be done without notice to the Guarantor. To the fullest extent permitted by law, the Guarantor hereby expressly waives any and all rights or defenses arising by reason of (i) any "one action" or "anti-deficiency" law which would otherwise prevent the Agent or any Bank from bringing any action, including any claim for a deficiency, or exercising any other right or remedy (including any right of set-off), against the Guarantor before or after the Agent's or such Bank's commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or (ii) any other law which in any other way would otherwise require any election of remedies by the Agent or any Bank.

     5.  Unenforceability of Obligations Against Borrower. If for any reason the
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Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Borrower by reason of the Borrower's insolvency, bankruptcy or reorganization or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, the Revolving Credit Notes, the other Revolver Loan Documents, or any other agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantor.

     6.  Subrogation; Subordination.
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          6.1.  Waiver of Rights Against Borrower. Until the final payment and
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     performance in full of all of the Obligations, the Guarantor shall not exercise and hereby waives any rights against the Borrower arising as a result of payment by the Guarantor hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and will not prove any claim in competition with the Agent or any Bank in respect of any payment hereunder in any bankruptcy, insolvency or reorganization case or proceedings of any nature; the Guarantor will not claim any setoff, recoupment or counterclaim against the Borrower in respect of any liability of the Guarantor to the Borrower; and the Guarantor waives any benefit of and any right to participate in any collateral security which may be held by the Agent or any Bank.

          6.2.  Subordination. The payment of any amounts due with respect to
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     any indebtedness of the Borrower for money borrowed or credit received now or hereafter owed to the Guarantor is hereby subordinated to the prior payment in full of all of the Obligations. The Guarantor agrees that, after the occurrence of any default in the payment or performance of any of the Obligations, the Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Borrower to the Guarantor until all of the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness while any Obligations are still outstanding, such amounts shall be collected, enforced and received by the Guarantor as trustee for the Banks and the Agent and be paid over to the Agent, for the benefit of the Banks and the Agent, on account of the Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

          6.3.  Provisions Supplemental. The provisions of this (S)6 shall be
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     supplemental to and not in derogation of any rights and remedies of the Banks and the Agent under any separate subordination agreement which the Agent may at any time and from time to time enter into with the Guarantor for the benefit of the Banks and the Agent.

     7.  Security; Setoff. The Guarantor grants to each of the Agent and the
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Banks, as security for the full and punctual payment and performance of all of the Guarantor's obligations hereunder, a continuing lien on and security interest in all securities or other property belonging to the Guarantor now or hereafter held by the Agent or such Bank and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Agent or such Bank to the Guarantor or subject to withdrawal by the Guarantor. Regardless of the adequacy of any collateral security or other means of obtaining payment of any of the Obligations, each of the Agent and the Banks is hereby authorized at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the obligations of the Guarantor under this Guaranty, whether or not the Agent or such Bank shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured.

     8.  Further Assurances. The Guarantor agrees that it will from time to
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time, at the request of the Agent, do all such things and execute all such documents as the Agent may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Banks and the Agent hereunder. The Guarantor acknowledges and confirms that the Guarantor itself has established its own adequate means of obtaining from the Borrower on a continuing basis all information desired by the Guarantor concerning the financial condition of the Borrower and that the Guarantor will look to the Borrower and not to the Agent or any Bank in order for the Guarantor to keep adequately informed of changes in the Borrower's financial condition.

     9.  Termination; Reinstatement. This Guaranty shall remain in full force
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and effect until the Agent is given written notice of the Guarantor's intention to discontinue this Guaranty, notwithstanding any intermediate or temporary payment or settlement of the whole or any part of the Obligations. No such notice shall be effective unless received and acknowledged by an officer of the Agent at the address of the Agent for notices set forth in (S)20 of the Credit Agreement. No such notice shall affect any rights of the Agent or any Bank hereunder, including without limitation the rights set forth in (S)(S)4 and 6, with respect to any Obligations incurred or accrued prior to the receipt of such notice or any Obligations incurred or accrued pursuant to any contract or commitment in existence prior to such receipt. This Guaranty shall continue to be effective or be reinstated, notwithstanding any such notice, if at any time any payment made or value received with respect to any Obligation is rescinded or must otherwise be returned by the Agent or any Bank upon the insolvency, bankruptcy or reorganization of the Borrower, or otherwise, all as though such payment had not been made or value received.

     10.  Successors and Assigns. This Guaranty shall be binding upon the
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Guarantor, its successors and assigns, and shall inure to the benefit of the Agent and the Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing sentence, each Bank may assign or otherwise transfer the Credit Agreement, the Revolving Credit Notes, the other Revolver Loan

Documents, or any other agreement or note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other entity or other person, and such other entity or other person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to such Bank herein, all in accordance with
(S)19 of the Credit Agreement. The Guarantor may not assign any of its obligations hereunder.

     11.  Amendments and Waivers. No amendment or waiver of any provision of
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this Guaranty nor consent to any departure by the Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Agent with the consent of the Majority Banks. No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

     12.  Notices. All notices, requests and other communications hereunder
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shall be made in the manner set forth in (S)20 of the Credit Agreement.

     13.  Governing Law; Consent to Jurisdiction. THIS GUARANTY IS INTENDED TO
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TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. The Guarantor agrees that any suit for the enforcement of this Guaranty may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein and consents to the nonexclusive jurisdiction of such court and to service of process in any such suit being made upon the Guarantor by mail at the address specified by reference in (S)12. The Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

     14.  Waiver of Jury Trial. THE GUARANTOR HEREBY WAIVES ITS RIGHT TO A JURY
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TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS GUARANTY, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY OF SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Guarantor hereby waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Guarantor (a) certifies that neither the Agent or any Bank nor any representative, agent or attorney of the Agent or any Bank has represented, expressly or otherwise, that the Agent or any Bank would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which the Agent or any Bank is a party, the Agent and the Banks are relying upon, among other things, the waivers and certifications contained in this (S)14.

     15.  Miscellaneous. This Guaranty constitutes the entire agreement of the
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Guarantor with respect to the matters set forth herein, and supersedes the Amended and Restated Guaranty in its entirety. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of or collateral security for any of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

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     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

                                         AMERIKING, INC.



                                         By: /S/ A. Richard Caputo, Jr.
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                                             Title: Vice President